Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2019 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2019.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit Value. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured. The natural person whose life is covered under the Policy.

Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

Maturity Date. The Maturity Date of this Policy is the Policy anniversary when Insured’s Attained Age is 121. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange.

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (Your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or we may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years after the Issue Date, the Insured dies by suicide, while sane or insane, we will limit the Death Benefit Amount Payable to:

1.	the Premium Payments made; less

2.	any Policy Loan Balance; less

3.	any Partial Surrender amounts previously paid by Us.

A new two-year suicide period will apply to each Policy Change for which we require Evidence of Insurability starting on the effective date of each such Policy Change. During this two-year period, if the Insured dies by suicide while sane or insane, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy Change had not been made, plus any additional Cost of Insurance Charges and Monthly Underwriting and Sales Expense Charges that have been deducted from the Contract Value solely as a result of the Policy Change.

Misstatement of Age or Gender

If the Insured’s age or gender has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent Cost of Insurance Charge based on the Insured’s correct age or gender.

Proof of age or gender may be filed with us at any time. Once the insured’s age or gender is established to our satisfaction, we will use this age or gender in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage.

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•	The minimum premium will increase.

•

The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•

The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•	The minimum premium will decrease.

•

The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the Payee is a minor, in which case we may hold the funds until the Payee attains the age of majority.

Option 2 – Interest Income:

•	Each $1,000 of proceeds will yield an income of not less than $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the Payee is a minor, the Payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income—Amount Certain:

•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income—Life:

•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•

We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

Accumulation Unit Value

On the Valuation Day that a Subaccount is first available, the Accumulation Unit Value is set at an initial value by us. The Accumulation Unit Value at the end of any later Valuation Day is equal to A x B where:

“A” is equal to the Subaccount’s Accumulation Unit Value at the end of the immediately preceding Valuation Day.

“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals (X / Y ) – Z where:

“X” equals:

1.    the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2.    the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3.    the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4.    the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day; and “Z” equals the daily equivalent of the annual Mortality and Expense Risk Charge for the Valuation Day times the number of days since the last Valuation Day.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, Your Subaccount Policy Value may increase, decrease or remain the same.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Center IV, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies (even prior to the date that sales of the Policies began), in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,577,644 in commissions for all variable life insurance policies supported by the variable account in 2018.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2018, we paid FFS sales representatives and district managers $2,195,981 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount	• any Policy Loan taken since the last report

• Death Benefit at the end of the report period	• premiums paid since the last report

• the Contract Value	• all deductions since the last report

• the Cash Surrender Value	• any outstanding Policy Loan Balance

• any other information required by the state where the Policy was issued.

You may request additional copies of reports for a fee not to exceed $25. We will maintain all records relating to the variable account and the Fixed Account.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary.

Experts

The statutory financial statements and supplemental schedules of Farmers New World Life Insurance Company as of December 31, 2018 and 2017, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2018, 2017, and 2016 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2018 and for the period ending December 31, 2018 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2018, 2017, and 2016, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2018 and for the period ending December 31, 2018, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

This page revised on December 7, 2019

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2018 and 2017 Statutory Statements of Operations for the Years Ending December 31, 2018, 2017, and 2016

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2018, 2017, and 2016 Statutory Statements of Cash Flows for the Years Ending December 31, 2018, 2017, and 2016

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ending December 31, 2018

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ending December 31, 2018

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2018

Statement of Operations for the Period Ending December 31, 2018

Statements of Changes in Net Assets for the Periods Ending December 31, 2018 and 2017

Notes to Financial Statements

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